SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest event reported): July 20, 2004


                         USAA AUTO OWNER TRUST 2004-2
             -----------------------------------------------------
                 (Exact name of registrant as specified in its
                                   charter)

                                 United States
             -----------------------------------------------------
               (State or other jurisdiction of incorporation or
                                 organization)


          333-112241                                      N/A
-------------------------------            ---------------------------------
  (Commission File Number)                 (IRS Employer Identification No.)


         c/o Wachovia Trust Company, National Association, as
                             Owner Trustee
                           One Rodney Square
                            920 King Street
                      Wilmington, Delaware 19801
         -----------------------------------------------------
         (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                (302) 888-7536

                                Not applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.    Other Events.
           ------------

Filing of certain Agreements
----------------------------

      On July 20, 2004, USAA Auto Owner Trust 2004-2 (the "Issuer"), as issuer, and JPMorgan Chase Bank ("JPMorgan"), as indenture trustee, entered into an indenture dated as of July 20, 2004 (the "Indenture"). On July 20, 2004, USAA Acceptance, LLC (the "Depositor"), as depositor, and Wachovia Trust Company, National Association, as owner trustee, entered into an amended and restated trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

      On July 20, 2004, USAA Federal Savings Bank ("USAA"), as seller and servicer, the Depositor, as depositor, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of July 1, 2004 (the "Sale and Servicing Agreement"). On July 20, 2004, USAA, as seller, and the Depositor, as depositor, entered into a receivables purchase agreement dated as of July 1, 2004 (the "Receivables Purchase Agreement"). On July 20, 2004, the Issuer, USAA, as administrator, and JPMorgan, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of July 20, 2004. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1 and the Administration Agreement and the Receivables Purchase Agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

                Information and Exhibits.
                ------------------------

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

           4.1  Indenture

           4.2  Trust Agreement

           10.1 Sale and Servicing Agreement

           99.1 Administration Agreement

           99.2 Receivables Purchase Agreement

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  USAA FEDERAL SAVINGS BANK, as
                                  Administrator of USAA Auto Owner Trust
                                  2004-2



                                  By:  /s/ Michael J. Broker
                                       ------------------------------------
                                         Michael J. Broker
                                         Vice President and Banking Counsel


Dated:  March 16, 2004